UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2017

RETAIL PROPERTIES OF AMERICA, INC.

(Exact Name of Registrant As Specified in Charter)

Maryland	001-35481	42-1579325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois 60523

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 634-4200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2017, Heath R. Fear resigned as the Executive Vice President, Chief Financial Officer and Treasurer of Retail Properties of America, Inc. (the “Company”) to pursue other opportunities. Following Mr. Fear’s resignation, Steven P. Grimes, the Company’s President and Chief Executive Officer, has assumed the responsibilities of the principal financial officer of the Company on an interim basis. Mr. Grimes previously served as the Chief Financial Officer of the Company. Michael P. Fitzmaurice has been named Senior Vice President, Finance and will assume primary responsibility for all capital markets and investor relations functions. Julie M. Swinehart will continue to function as the Company’s Chief Accounting Officer. Ms. Swinehart and Mr. Fitzmaurice will report directly to Mr. Grimes.

“The news we have to share with you about Heath today is bittersweet. He has made many contributions since he originally left GGP to join us in 2015; however, we recognize the career opportunity in front of him and we wish him the best in the future. Most importantly, we are pleased to retain a strong finance and accounting team, and we remain confident in our continuing ability to execute on our strategic plan,” commented Mr. Grimes.

Mr. Fear’s departure did not result from any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments, any deficiency in the Company’s internal controls or any error in the Company’s reported financial results. Mr. Fear is not entitled to receive any cash severance payments, acceleration of vesting or other severance benefits in connection with his resignation, and all of his equity awards that were unvested upon his resignation were forfeited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.

Date: September 21, 2017	By:	/s/ Paula C. Maggio
Paula C. Maggio
Executive Vice President, General Counsel and Secretary